UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 1, 2008
Medicis Pharmaceutical Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-18443	52-1574808
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
7720 North Dobson Road
Scottsdale, Arizona 85256
(Address of principal executive offices) (Zip Code)
(602) 808-8800
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
The purpose of this Report is to amend the Current Report on Form 8-K of Medicis Pharmaceutical Corporation (“Medicis”) filed with the United States Securities and Exchange Commission on July 3, 2008 related to merger of Donatello, Inc. (“Merger Sub”), a newly formed wholly-owned subsidiary of Medicis, with and into LipoSonix, Inc., a privately held Delaware corporation (“LipoSonix”), with LipoSonix remaining as the surviving corporation and a wholly-owned subsidiary of Medicis pursuant to the terms of a definitive merger agreement, dated as of June 16, 2008. This Form 8-K/A amends the Form 8-K filed on July 3, 2008 to include the financial statements and pro forma financial information required by Item 9.01 of Form 8-K. The information previously reported under Item 2.01 in the Form 8-K filed on July 3, 2008 is hereby incorporated by reference into this Form 8-K/A.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
The financial statements of LipoSonix required by Item 9.01(a) are filed as Exhibits 99.1 and 99.2 and are incorporated herein by reference.
(b) Pro Forma Financial Information.
The pro forma financial information required by Item 9.01(b) is filed as Exhibit 99.3 and is incorporated herein by reference.
(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Independent Auditors

99.1	Audited financial statements of LipoSonix, Inc. for the years ended December 31, 2007 and 2006 and for the period from December 13, 2000 (inception) through December 31, 2007.

99.2	Unaudited condensed financial statements of LipoSonix, Inc. as of June 30, 2008 and for the six month periods ended June 30, 2008 and 2007.

99.3	Unaudited pro forma condensed combined balance sheet as of June 30, 2008 and unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2008 and the year ended December 31, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 8, 2008	By:	/s/ Richard D. Peterson
Richard D. Peterson
Executive Vice President, Chief Financial Officer and Treasurer